UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________
FORM 8-K
__________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2014
 __________________________________
INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Florida	000-02384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida		32114
(Address of Principal Executive Offices)		(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition
Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure
Section 8 – Other Items

Item 8.01	Other Items
On April 8, 2014, the Company issued a press release which reported results for the fiscal quarter ended February 28, 2014 and reiterated full-year financial guidance.
A copy of the release is attached as an exhibit to this report.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

Date:	April 8, 2014	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel